Exhibit 21.1

DIVERSIFIED RESTAURANT HOLDINGS, INC. LEGAL STRUCTURE

Legal Entity	State Organized	Purpose of Company	Ownership Structure
Diversified Restaurant Holdings, Inc.	Nevada	Parent Company	Public Entity: BAGR (NASDAQ)
(Parent Company)
Diversified Restaurant Holdings, Inc. Subsidiaries:
AMC Group, Inc.	Michigan	Management	Diversified Restaurant Holdings, Inc.
Company
AMC Real Estate, Inc.	Michigan	Management	Diversified Restaurant Holdings, Inc.
Company
AMC Wings, Inc.	Michigan	Owns all BWW	Diversified Restaurant Holdings, Inc.
d/b/a Buffalo Wild Wings Grill & Bar		restaurants
AMC Burgers, Inc.	Michigan	Owns all BDs	Diversified Restaurant Holdings, Inc.
d/b/a Bagger Dave's Legendary Burger Tavern		restaurants

AMC Real Estate Inc. Subsidiaries:
Cascade Burgers Real Estate, Inc.	Michigan	Real Estate	AMC Real Estate, Inc.
AMC Bagley Real Estate, Inc.	Michigan	Real Estate	AMC Real Estate, Inc.
Ansley Group, L.L.C.	Michigan	Real Estate	AMC Real Estate, Inc.
Avon Burgers Real Estate, Inc.	Indiana	Real Estate	AMC Real Estate, Inc.
Greenwood Burgers Real Estate, Inc.	Indiana	Real Estate	AMC Real Estate, Inc.
Westfield Burgers Real Estate, Inc.	Indiana	Real Estate	AMC Real Estate, Inc.
Under Development
AMC Hammond Real Estate, Inc.	Indiana	Real Estate	AMC Real Estate, Inc.
Under Development

AMC Burgers, Inc. Subsidiaries:
Bagger Dave's Franchising Corporation	Michigan	BD's Franchising	AMC Burgers, Inc.
Berkley Burgers, Inc.	Michigan	BDs restaurant	AMC Burgers, Inc.
Ann Arbor Burgers, Inc.	Michigan	BDs restaurant	AMC Burgers, Inc.
Troy Burgers, Inc.	Michigan	BDs restaurant	AMC Burgers, Inc.
Brighton Burgers, Inc.	Michigan	BDs restaurant	AMC Burgers, Inc.
East Lansing Burgers, Inc.	Michigan	BDs restaurant	AMC Burgers, Inc.
Cascade Burgers, Inc.	Michigan	BDs restaurant	AMC Burgers, Inc.
Grandville Burgers, Inc.	Michigan	BDs restaurant	AMC Burgers, Inc.
Holland Burgers, Inc	Michigan	BDs restaurant	AMC Burgers, Inc.
Traverse City Burgers, Inc.	Michigan	BDs restaurant	AMC Burgers, Inc.
Bloomfield Burgers, Inc.	Michigan	BDs restaurant	AMC Burgers, Inc.
Shelby Township Burgers, Inc.	Michigan	BDs restaurant	AMC Burgers, Inc.
Detroit Burgers, Inc.	Michigan	BDs restaurant	AMC Burgers, Inc.
Grand Rapids Burgers, Inc.	Michigan	BDs restaurant	AMC Burgers, Inc.
Woodhaven Burgers, Inc.	Michigan	BDs restaurant	AMC Burgers, Inc.
Under Development
Indy/Michigan Road Inc.	Indiana	BDs restaurant	AMC Burgers, Inc.
Avon Burgers, Inc.	Indiana	BDs restaurant	AMC Burgers, Inc.
Westfield Burgers, Inc.	Indiana	BDs restaurant	AMC Burgers, Inc.
Under Development
Greenwood Burgers, Inc.	Indiana	BDs restaurant	AMC Burgers, Inc.
Terre Haute Burgers, Inc.	Indiana	BDs restaurant	AMC Burgers, Inc.
Fort Wayne North Burgers, Inc.	Indiana	BDs restaurant	AMC Burgers, Inc.

AMC Wings, Inc. Subsidiaries:
Flyer Enterprises, Inc.	Michigan	BWW Restaurant	AMC Wings, Inc.
Anker, Inc.	Michigan	BWW Restaurant	AMC Wings, Inc.
TMA Enterprises of Novi, Inc.	Michigan	BWW Restaurant	AMC Wings, Inc.
Bearcat Enterprises, Inc.	Michigan	BWW Restaurant	AMC Wings, Inc.
TMA Enterprises of Ferndale, LLC	Michigan	BWW Restaurant	AMC Wings, Inc.
AMC Warren, LLC	Michigan	BWW Restaurant	AMC Wings, Inc.
AMC Grand Blanc, Inc.	Michigan	BWW Restaurant	AMC Wings, Inc.
AMC Petoskey, Inc.	Michigan	BWW Restaurant	AMC Wings, Inc.
AMC Troy, Inc.	Michigan	BWW Restaurant	AMC Wings, Inc.
AMC Flint, Inc.	Michigan	BWW Restaurant	AMC Wings, Inc.
AMC Port Huron, Inc.	Michigan	BWW Restaurant	AMC Wings, Inc.
AMC Chesterfield, Inc.	Michigan	BWW Restaurant	AMC Wings, Inc.
AMC Marquette, Inc.	Michigan	BWW Restaurant	AMC Wings, Inc.
AMC Traverse City, Inc.	Michigan	BWW Restaurant	AMC Wings, Inc.
AMC Detroit, Inc.	Michigan	BWW Restaurant	AMC Wings, Inc.
AMC Sault Ste. Marie, Inc.	Michigan	BWW Restaurant	AMC Wings, Inc.
AMC Lapeer, Inc.	Michigan	BWW Restaurant	AMC Wings, Inc.
AMC Bagley, Inc.	Michigan	BWW Restaurant	AMC Wings, Inc.
MCA Enterprises Brandon, Inc.	Florida	BWW Restaurant	AMC Wings, Inc.
Buckeye Group, LLC	Florida	BWW Restaurant	AMC Wings, Inc.
Buckeye Group II, LLC	Florida	BWW Restaurant	AMC Wings, Inc.
AMC North Port, Inc.	Florida	BWW Restaurant	AMC Wings, Inc.
AMC Riverview, Inc.	Florida	BWW Restaurant	AMC Wings, Inc.
AMC Ft. Myers, Inc.	Florida	BWW Restaurant	AMC Wings, Inc.
AMC Lakeland, Inc.	Florida	BWW Restaurant	AMC Wings, Inc.
AMC Sarasota, Inc.	Florida	BWW Restaurant	AMC Wings, Inc.
AMC Largo, Inc.	Florida	BWW Restaurant	AMC Wings, Inc.
AMC Ybor, Inc.	Florida	BWW Restaurant	AMC Wings, Inc.
AMC Calumet City, Inc.	Illinois	BWW Restaurant	AMC Wings, Inc.
AMC Homewood, Inc.	Illinois	BWW Restaurant	AMC Wings, Inc.
AMC Lansing, Inc.	Illinois	BWW Restaurant	AMC Wings, Inc.
AMC Chicago, Inc.	Illinois	BWW Restaurant	AMC Wings, Inc.
AMC Crown Point, Inc.	Indiana	BWW Restaurant	AMC Wings, Inc.
AMC Hobart, Inc.	Indiana	BWW Restaurant	AMC Wings, Inc.
AMC Schererville, Inc.	Indiana	BWW Restaurant	AMC Wings, Inc.
AMC Valparaiso, Inc.	Indiana	BWW Restaurant	AMC Wings, Inc.